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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-74590, No. 33-74588 and No. 33-93912) of
Authentic Fitness Corporation of our report dated August 13, 1999 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
September 28, 1999